Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Obligations Fund
AUTOMATED SHARES (TICKER MOTXX)
INVESTMENT SHARES (TICKER MOIXX)
WEALTH SHARES (TICKER MOFXX)
SERVICE SHARES (TICKER MOSXX)
CASH II SHARES (TICKER MODXX)
CASH SERIES SHARES (TICKER MFSXX)
CAPITAL SHARES (TICKER MFCXX)
Federated Hermes Tax-Free Obligations Fund
WEALTH SHARES (TICKER TBIXX)
ADVISOR SHARES (TICKER TBVXX)
SERVICE SHARES (TICKER TBSXX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Under amendments to Rule 2a-7, the Funds may no longer impose a redemption gate and the imposition of liquidity fees is no longer tied to the Funds’ weekly liquid assets. Accordingly, all references to redemption gates and the link between the imposition of liquidity fees to the Funds’ weekly liquid assets are removed.
The Funds may impose discretionary liquidity fees on redemptions subject to a determination by the Funds’ Board of Trustees (the “Board”) or its delegate that such liquidity fee is in the Funds’ best interests. If the Funds’ Board, including a majority of the independent Trustees, or its delegate, determines that imposing a liquidity fee is in the Funds’ best interests, the Funds may impose discretionary liquidity fees of up to 2% of the value of the shares redeemed.
April 1, 2024

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456771 (4/24)
© 2024 Federated Hermes, Inc.